UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 6, 2024

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKUMQ*	OTC Pink Open Market*
Common Stock, $0.01 par value per share	AKU**	Toronto Stock Exchange**

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On November 20, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25-NSE with the U.S. Securities and Exchange Commission to delist the common stock of Akumin Inc. (the “Company”) from Nasdaq. The delisting became effective on November 30, 2023, 10 days after the filing date of the Form 25-NSE. The Company’s common stock has commenced trading on the OTC Pink Open Market under the symbol “AKUMQ”.

**

On January 19, 2024, the Company applied to voluntarily delist its common stock from the Toronto Stock Exchange (the “TSX”). The Company’s common stock was subsequently delisted from the TSX on February 1, 2024.

Introductory Note

As previously disclosed, on October 20, 2023, Akumin Inc. (the “Company”) entered into a Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”) with (i) certain of its debtor affiliates as set forth in the RSA (together with the Company, the “Debtors”); (ii) Stonepeak Magnet Holdings LP, a Delaware limited partnership (“Stonepeak”); (iii) certain Consenting 2025 Noteholders (as defined in the RSA); (iv) certain Consenting 2028 Noteholders (as defined in the RSA) (together with the Consenting 2025 Noteholders, the “Consenting Noteholders”); (v) certain Consenting RCF Lenders (as defined in the RSA); (vi) certain Consenting Equityholders (as defined in the RSA); (vii) certain Consenting Non-Debtor Hospital Partner Entities (as defined in the RSA); and (viii) certain Consenting Physician-Owned Entities (as defined in the RSA, and collectively with Stonepeak, the Consenting Noteholders, the Consenting RCF Lenders, the Consenting Equityholders and the Consenting Non-Debtor Partner Entities, the “Consenting Stakeholders”). Under the terms of the RSA, the Debtors and the Consenting Stakeholders agreed to the terms of a restructuring of the Company (the “Restructuring”) pursuant to the terms set forth in that certain Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and its Debtor Affiliates (as amended, supplemented or otherwise modified from time to time, the “Prepackaged Plan”). In connection therewith, on October 22, 2023, the Debtors filed voluntary petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”) in order to implement the Restructuring. The Chapter 11 Cases are jointly administered under the caption In re Akumin Inc., et al., Case No. 23-90827 (CML).

On November 30, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to which it confirmed the Prepackaged Plan.

On February 6, 2024 (the “Effective Date”), the Prepackaged Plan became effective in accordance with its terms, as set forth in the notice entered by the Bankruptcy Court on February 6, 2024, which is attached to this Current Report on Form 8-K as Exhibit 99.1, and the Company emerged from the Chapter 11 Cases. As part of the transactions undertaken pursuant to the Prepackaged Plan, (i) all of the shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect and (ii) as of the Effective Date, Stonepeak became the 100% owner of the Company’s Common Stock.

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the Prepackaged Plan, the Company and certain of its affiliated Debtors, as applicable, entered into the material definitive agreements described below.

New 2027 Notes

On the Effective Date, certain holders of the Prepetition 2025 Senior Notes (as defined below) received new senior secured notes due 2027 (the “New 2027 Notes”) in an aggregate initial principal amount of $436.222 million issued by the Company and governed by that certain Indenture, dated February 6, 2024 by and among the Company, as issuer, the guarantors party thereto, as guarantors, and UMB Bank, National Association, as trustee and collateral agent (the “Trustee”), in respect of the issuance of the $436.222 million of aggregate principal amount of notes (the “New 2027 Notes Indenture”).

The terms of the New 2027 Notes include, among other things: (i) interest at a rate of 8% per annum, payable in cash through November 1, 2025 and, after such date, at the election of the Company, either (a) 9% per annum payable in cash or (b) 8% per annum, payable in cash, plus 2% per annum, payable in kind; (ii) an additional 2.25% prepayment premium above the prepayment premium set forth in the Prepetition 2025 Notes Indenture (as defined below); and (iii) certain more stringent covenants than those contained in the Prepetition 2025 Notes Indenture. The New 2027 Notes Indenture also provides for customary negative covenants related to incurrence of debt, creating liens, affiliate transactions, disposals of assets, declarations of dividends or distributions, changes in control, and engaging in mergers or consolidations.

The New 2027 Notes will mature and become due and payable on August 1, 2027, unless the New 2027 Notes are accelerated, prepaid, or extended prior to that date. If an Event of Default (as defined in the New 2027 Notes Indenture) occurs and is continuing, the Trustee or the Holders (as defined in the New 2027 Notes Indenture) of at least 25% of the aggregate principal amount then outstanding of the New 2027 Notes may declare all the New 2027 Notes to be due and payable immediately.

The foregoing description of the New 2027 Notes Indenture is qualified in its entirety by reference to the full text of the New 2027 Notes Indenture, a copy of which is attached as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated herein by reference.

New 2028 Notes

On the Effective Date, certain holders of the Prepetition 2028 Senior Notes (as defined below) received new senior secured notes due 2028 (the “New 2028 Notes”) in an aggregate initial principal amount of $354.583 million issued by the Company and governed by that certain Indenture, dated February 6, 2024 by and among the Company, as issuer, the guarantors party thereto, as guarantors, and the Trustee, as trustee and collateral agent, in respect of the issuance of the $354.583 million of aggregate principal amount of notes (the “New 2028 Notes Indenture”).

The terms of the New 2028 Notes include, among other things: (i) interest at a rate of 8% per annum, payable in cash; and (ii) certain more stringent covenants than those contained in the Prepetition 2028 Notes Indenture (as defined below) The New 2028 Notes Indenture also provides for customary negative covenants related to incurrence of debt, creating liens, affiliate transactions, disposals of assets, declarations of dividends or distributions, changes in control, and engaging in mergers or consolidations.

The New 2028 Notes will mature and become due and payable on August 1, 2028, unless the New 2028 Notes are accelerated, prepaid, or extended prior to that date. If an Event of Default (as defined in the New 2028 Notes Indenture) occurs and is continuing, the Trustee or the Holders (as defined in the New 2028 Notes Indenture) of at least 25% of the aggregate principal amount then outstanding of the New 2028 Notes may declare all the New 2028 Notes to be due and payable immediately.

The foregoing description of the New 2028 Notes Indenture is qualified in its entirety by reference to the full text of the New 2028 Notes Indenture, a copy of which is attached as Exhibit 10.2 of this Current Report on Form 8-K and is incorporated herein by reference.

New RCF Exit Facility

On the Effective Date, the Company, as borrower, the guarantors party thereto, as guarantors, the lenders party thereto, as lenders, and PNC Bank, National Association, as administrative and collateral agent (the “Agent”), entered into a certain Revolving Credit Agreement (the “New RCF Exit Facility Agreement”) which is comprised of a revolving credit facility in an aggregate principal amount of $55 million (the “New RCF Exit Facility”). The terms of the New RCF Exit Facility include, among other things, a two-year extension of the maturity date under the 2020 Revolving Credit Agreement (as defined below), (ii) amended covenants as set forth in the New RCF Exit Facility Agreement; and (iii) a consent fee equal to 50 basis points of the revolving commitments under the New RCF Exit Facility payable to the lenders party thereto.

The foregoing description of the New RCF Exit Facility Agreement is qualified in its entirety by reference to the full text of the New RCF Exit Facility Agreement, a copy of which is attached as Exhibit 10.3 of this Current Report on Form 8-K and is incorporated herein by reference.

Contingent Value Rights Agreement

On the Effective Date, pursuant to the Prepackaged Plan, the Company entered into a certain Contingent Value Rights Agreement, dated as of February 6, 2024, by and among the Company, Stonepeak, and Continental Stock Transfer & Trust, a federally chartered trust company (the “CVR Agent”), as agent (the “CVR Agreement”). Pursuant to the terms of Prepackaged Plan and the CVR Agreement, the Company shall grant contingent value rights (the “CVRs”) to the CVR Agent on behalf of holders of certain shares of the Company’s Common Stock immediately prior to the Effective Date. The CVRs are contract rights, providing the holders thereof the right to receive contingent cash payments if and to the extent payable pursuant to the terms of the CVR Agreement at a later date, subject to the terms and conditions set forth therein.

The foregoing description of the CVR Agreement is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is attached as Exhibit 10.4 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Equity Interests

On the Effective Date, by operation of the Prepackaged Plan, all agreements, instruments, and other documents evidencing, relating to or connected with any equity interests of the Company, including the Common Stock, restricted stock, and restricted stock units issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged and of no force or effect.

DIP Facility

On the Effective Date, that certain debtor-in-possession financing facility provided by Stonepeak in the aggregate principal amount not to exceed $130 million (the “DIP Facility”) was cancelled and the applicable agreements governing the Debtors’ obligations in connection therewith were terminated. In full and final satisfaction of all allowed DIP Claims (as defined in the Prepackaged Plan), all Claims (as defined in the Prepackaged Plan) in respect of the outstanding principal amount of the DIP Loans and any accrued but unpaid interest thereon, were converted into Common Stock of the Company.

Senior Notes and Revolving Credit Agreement

On the Effective Date, by operation of the Prepackaged Plan, all outstanding obligations under each of the following debt instruments were cancelled and the applicable agreements governing such obligations were terminated:

•

that certain Revolving Credit Agreement, dated as of November 2, 2020, as amended by that certain Amendment No. 1, dated as of February 8, 2021, Amendment No. 2, dated as of July 26, 2021, Amendment No. 3 & Waiver, dated as of September 11, 2021 and Amendment No. 4 & Waiver, dated as of October 22, 2021 (as has been and may be further amended, supplemented, or otherwise modified from time to time), by and among the Company, as borrower, certain subsidiaries of the Company as guarantors, PNC Bank, National Association, as successor to BBVA USA, as administrative agent and collateral agent, and the lenders from time to time party thereto, which is comprised of a revolving credit facility in an aggregate principal amount of $55 million (the “2020 Revolving Credit Agreement”);

•

that certain Indenture dated November 2, 2020, as supplemented by that certain First Supplemental Indenture, dated as of February 11, 2021, that certain Second Supplemental Indenture, dated as of July 30, 2021, and that certain Third Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among the Company, as issuer, the guarantors, the holders party thereto, and UMB Bank, National Association, in its capacity as trustee and collateral agent (the “Prepetition 2025 Notes Indenture”) and the related prepetition security agreements, collateral agreements, pledge agreements, and guarantees, under which were issued notes with an initial aggregate principal amount of $400 million, with an additional aggregate principal amount of $75 million issued through a private offering on February 11, 2021 (the “Prepetition 2025 Senior Notes”);

•

that certain Indenture dated August 9, 2021, as supplemented by that certain First Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among Akumin Escrow Inc. (whose obligations were assumed by the Company on closing of the acquisition of Alliance Healthcare Service on September 1, 2021), as issuer, the guarantors, the holders party thereto, and UMB Bank, National Association, in its capacity as trustee and collateral agent (the “Prepetition 2028 Notes Indenture”), and the related prepetition security agreements, collateral agreements, pledge agreements, and guarantees, under which were issued notes with an aggregate principal amount of $375 million (the “Prepetition 2028 Senior Notes”); and

•

that certain unsecured payment-in-kind toggle series A note, dated September 1, 2021 (as amended, restated, supplemented, or otherwise modified from time to time), issued by Akumin Operating Corp., a wholly owned indirect subsidiary of the Company, to Stonepeak with a face value of $357.0 million (including the 5% repayment premium of $17.0 million) as of September 1, 2021.

Item 1.03. Bankruptcy or Receivership.

As set forth above, on November 30, 2023, the Bankruptcy Court entered the Confirmation Order, which confirmed the Prepackaged Plan.

Confirmation of the Prepackaged Plan

This summary is qualified in its entirety by reference to the Prepackaged Plan and the Confirmation Order, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Prepackaged Plan.

The Prepackaged Plan, as confirmed by the Bankruptcy Court, creates 11 classes of Claims and Interests in the Debtors. Holders of Allowed Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (Prepetition RCF Facility Claims), Class 4 (Prepetition 2025 Notes Claims), Class 5 (Prepetition 2028 Notes Claims), Class 6 (Prepetition Series A Note Claims), and Class 7 (General Unsecured Claims) are entitled to receive distributions under the Prepackaged Plan subject to the terms thereunder. Holders of Allowed Claims or Interests, as applicable, in Class 8 (Intercompany Claims), Class 10 (Other Equity Interests), and Class 11 (Intercompany Interests) may, at the election of the applicable Debtor (with the consent of the Consenting Investor and in consultation with the Required Consenting Noteholders to the extent the holders of the New Notes may reasonably be impacted) have their respective Claims or Interests, as applicable, (i) reinstated, (ii) canceled, released, and extinguished, or (iii) otherwise addressed at the option of each applicable Debtor.

Holders of Allowed Interests in Class 9 (Existing Common Stock Interests) shall have such Interests canceled, released, and extinguished and such Interests will be of no further force or effect upon the effective date of the Prepackaged Plan. Notwithstanding the foregoing, Holders of Interests in Class 9 (Existing Common Stock Interests) shall receive their Pro Rata Share of a Consenting Investment Cash Contribution and their Pro Rata Share of certain CVRs, in each case subject to the terms and limitations set forth in the Prepackaged Plan. The Holder of Claims in Class 6 (Prepetition Series A Note Claims) shall receive 100% of the New Common Stock of Reorganized Parent, subject to dilution (i) in accordance with the New Corporate Governance Documents and (ii) for any New Common Stock issued to the Holder of Allowed DIP Claims.

In addition, the Company will pay Administrative Claims, Professional Fee Claims, Priority Tax Claims, and certain other Restructuring Expenses due and owing under the Prepackaged Plan.

The foregoing description of the Confirmation Order does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Prepackaged Plan, a copy of which is attached as Exhibit 2.1 of this Current Report on Form 8-K and is incorporated herein by reference and (ii) the full text of the Confirmation Order, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2023, and is incorporated herein by reference.

Governance and Capital Structure

As part of the transactions undertaken pursuant to the Prepackaged Plan, (i) all of the Common Stock, together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect and (ii) as of the Effective Date, Stonepeak became the 100% owner of the New Common Stock. As the sole holder of all outstanding shares of the New Common Stock, Stonepeak will be in a position to control matters requiring approval by the holders of shares of the New Common Stock, including, among other things, the election of directors and the approval of a change of control.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, as filed with the SEC on December 12, 2023 is hereby incorporated by reference into this Item 2.03.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the New 2027 Notes, the New 2028 Notes and the New RCF Exit Facility is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

On the Effective Date, the Company issued the New Common Stock to Stonepeak pursuant to the terms and conditions set forth in the Prepackaged Plan, in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 1145 of the Bankruptcy Code.

Item 3.03. Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 1.02, 1.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

On the Effective Date, pursuant to the Prepackaged Plan, the Common Stock together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect. As of the Effective Date, Stonepeak became the 100% owner of the Company’s Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors of the Company

On the Effective Date, pursuant to the Prepackaged Plan, the terms of the current members of the board of directors of the Company (the “Board”) expired.

Appointment of Directors of the Company

In connection with the effectiveness of the Prepackaged Plan, Graham Brown, James Wyper, and Bill Theofilou have been appointed to the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, in connection with the Prepackaged Plan, certain amended bylaws of the Company (the “Amended Bylaws”) were adopted and approved. The Amended Bylaws contain provisions that are customary for governance documents of companies of this type. A copy of the Amended Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Suspension of SEC Reporting Obligations

The Company intends to file with the SEC post-effective amendments to (i) its Registration Statement on Form F-3 filed with the SEC on December 21, 2021 and declared effective on December 29, 2021, as amended by the Post-Effective Amendment No. 1 to Form F-3 on Form S-3 filed with the SEC on March 16, 2022 and declared effective on April 13, 2022, and as further amended by the Post-Effective Amendment No. 2 to Form F-3 on Form S-3 filed with the SEC on November 10, 2022, and declared effective on November 15, 2022, and (ii) its Registration Statement on Form S-8 filed with the SEC on December 16, 2021, as amended by the Post-Effective Amendment No. 1 to Form S-8 filed with the SEC on August 9, 2022 and as further amended by the Post-Effective Amendment No. 2 to Form S-8 filed with the SEC on November 10, 2022.

The Company also intends to file with the SEC a Form 15 to suspend its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Press Release

On the Effective Date, the Company issued a press release announcing the Effective Date and the Company’s emergence from the Chapter 11 Cases. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Reverse Dutch Election

Pursuant to the Prepackaged Plan, on the Effective Date, the Company completed the repurchase of $38.778 million in principal amount of the Prepetition 2025 Senior Notes and $20.417 million in principal amount of the Prepetition 2028 Senior Notes for the following bid prices:

i.	Prepetition 2025 Senior Notes.

Accepted Reverse Dutch Election Bid Price (per $1,000)	Principal Amount Accepted at Such Reverse Dutch Election Bid Price
$810	$50,000
$825	$38,728,000

Total	$38,778,000

ii.	Prepetition 2028 Senior Notes.

Accepted Reverse Dutch Election Bid Price (per $1,000)	Principal Amount Accepted at Such Reverse Dutch Election Bid Price
$675	$10,000
$750	$20,000
$765	$30,000
$770	$20,000,000
$775	$357,000

Total	$20,417,000

The repurchase was executed by way of a reverse Dutch auction, pursuant to and in accordance with the terms and conditions provided for in the Prepackaged Plan.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management, including those regarding the Chapter 11 Cases and resulting proceedings in the Bankruptcy Court are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, the following: the Company’s ability to implement the Prepackaged Plan effectively; the risks associated with third party motions in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Restructuring; the continued availability of operating capital following the Company’s emergence from the Chapter 11 Cases; and the risk that the Company may not be able to continue operating in the ordinary course of business following its emergence from the Chapter 11 Cases. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the SEC. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and Its Debtor Affiliates, dated October 22, 2023, as amended on November 15, 2023 and February 6, 2024.

3.1	Amended and Restated Bylaws of Akumin Inc.

10.1	Indenture, dated February 6, 2024 by and among the Company, as issuer, the Guarantors, as guarantors, and UMB Bank, National Association, as trustee and notes collateral agent, in respect of the issuance of $475 million of aggregate principal amount of notes.

10.2	Indenture, dated February 6, 2024 by and among the Company, as issuer, the Guarantors, as guarantors, and UMB Bank, National Association, as trustee and notes collateral agent, in respect of the issuance of $375 million of aggregate principal amount of notes.

10.3	Revolving Credit Agreement, dated as of February 6, 2024, by and among the Company, as borrower, certain subsidiaries of the borrower, as guarantors, the lenders party thereto, and PNC Bank, National Association, as administrative agent and collateral agent.

10.4	Contingent Value Rights Agreement, dated as of February 6, 2024, by and among the Company, Stonepeak and Continental Stock Transfer & Trust, a federally chartered trust company, as agent.

99.1	Notice of (I) Entry of Order Approving Disclosure Statement on a Final Basis and Confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and Its Debtor Affiliates and (II) Occurrence of the Effective Date.

99.2	Press Release, dated February 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: February 6, 2024	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director